UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2014

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 10, 2014, DCP Midstream Operating, LP (the “Operating Partnership”), DCP Midstream Partners, LP (the “Partnership”) and certain of their affiliates (collectively with the Operating Partnership and the Partnership, the “DCP Entities”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBS Securities Inc., SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale by the Operating Partnership (the “Offering”) of (i) $325 million in aggregate principal amount of the Operating Partnership’s 2.70% Senior Notes due 2019 (the “2019 Notes”) and (ii) $400 million in aggregate principal amount of the Operating Partnership’s 5.60% Senior Notes due 2044 (the “2044 Notes” and, collectively with the 2019 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by the Partnership. The Notes were sold in an underwritten public offering and were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-182116 and 333-182116-01) that became effective upon its filing with the Securities and Exchange Commission (the “Commission”) on June 14, 2012, as supplemented by a Prospectus Supplement, filed with the Commission on March 11, 2014 pursuant to Rule 424(b)(2) of the Securities Act. The Offering closed on March 13, 2014.
The Notes constitute two new series of debt securities under an indenture dated as of September 30, 2010 (the “Base Indenture”), between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture dated as of June 14, 2012 (the “Third Supplemental Indenture”) by and among the Operating Partnership, the Partnership and the Trustee, as further supplemented by the Sixth Supplemental Indenture dated as of March 13, 2014 (the “Sixth Supplemental Indenture” and together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”) by and among the Operating Partnership, the Partnership and the Trustee setting forth the specific terms applicable to the Notes.
The Operating Partnership intends to use the net proceeds from the Offering to pay a portion of the purchase price for the previously announced acquisition of (i) a 33.33% membership interest in each of two separate NGL pipeline entities, DCP Southern Hills Pipeline, LLC and DCP Sand Hills Pipeline, LLC, (ii) the remaining 20% interest in DCP SC Texas GP, an entity in which an affiliate of the Partnership and Operating Partnership currently owns an 80% controlling interest, (iii) a 100% interest in a 35 MMcf/d cryogenic natural gas processing plant located in Weld County, Colorado, and (iv) a 100% interest in a 200 MMcf/d cryogenic natural gas processing plant also located in Weld County, Colorado, which is currently under construction (collectively, the “Transaction”), and for general partnership purposes. The Transaction is expected to close in March 2014, subject to customary closing conditions, and components of the Transaction may close separately. If the Transaction is not consummated, the Operating Partnership intends to use the net proceeds from the Offering for organic growth projects and for general partnership purposes. The Operating Partnership may temporarily invest the net proceeds in short-term marketable securities until they are used for their stated purpose.
Pursuant to the Underwriting Agreement, the DCP Entities agreed, among other things, to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to this exhibit.
The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the

Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.
The information set forth in Item 2.03 is incorporated in its entirety herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 13, 2014, the Operating Partnership completed the issuance and sale of (i) $325 million in aggregate principal amount of the 2019 Notes, which bear interest at a rate of 2.70% per annum, and (ii) $400 million in aggregate principal amount of the 2044 Notes, which bear interest at a rate of 5.60% per annum, both of which are fully and unconditionally guaranteed on a senior unsecured basis by the Partnership. The Notes were registered under the Securities Act as described in Item 1.01 above.
Interest on the 2019 Notes will accrue from March 13, 2014 and interest on the 2019 Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2014. The 2019 Notes will mature on April 1, 2019, unless redeemed prior to maturity.
Interest on the 2044 Notes will accrue from March 13, 2014 and interest on the 2044 Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2014. The 2044 Notes will mature on April 1, 2044, unless redeemed prior to maturity.
Prior to March 1, 2019, we will have the right to redeem the 2019 Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2019 Notes to be redeemed and (2) the sum of the present values of the principal amount of the 2019 Notes to be redeemed and the remaining scheduled payments of principal and interest on such 2019 Notes (exclusive of interest accrued to the redemption date) discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to, but not including, such redemption date. At any time on or after March 1, 2019, we will have the right to redeem the 2019 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2019 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.
Prior to October 1, 2043, we will have the right to redeem the 2044 Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2044 Notes to be redeemed and (2) the sum of the present values of the principal amount of the 2044 Notes to be redeemed and the remaining scheduled payments of principal and interest on such 2044 Notes (exclusive of interest accrued to the redemption date) discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to, but not including, such redemption date. At any time on or after October 1, 2043, we will have the right to redeem the 2044 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2044 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.
Both series of the Notes are the Operating Partnership’s senior unsecured obligations. Each series of the Notes will rank equally in right of payment with all of the Operating Partnership’s other existing and future senior unsecured indebtedness, and senior in right of payment to any of its subordinated indebtedness. The guarantees of each series of the Notes by the Partnership will rank equally in right of payment with the Partnership’s existing and future senior unsecured indebtedness and senior in right of payment to any subordinated debt the Partnership may incur.
The Indenture contains covenants that will limit the ability of the Partnership, the Operating Partnership and certain of their subsidiaries to, among other things, create liens on their principal properties, engage in sale-leaseback transactions, and merge or consolidate with another entity or sell, lease or transfer substantially all of their properties or assets to another entity. The Indenture does not restrict the Partnership, the Operating Partnership or their subsidiaries from incurring additional indebtedness, paying distributions on their equity interests or purchasing or redeeming their equity interests, nor does the Indenture require the maintenance of any financial ratios or specified levels of net worth or liquidity. Events of default under the Indenture include:

•	default for 30 days in the payment when due of any interest on, or any additional amount in respect of, the Notes;

•	default in the payment of principal or any premium on the Notes when due;

•
failure by the Operating Partnership or the Partnership for 60 days after receipt of written notice from the Trustee, upon instruction from holders of at least 25% in aggregate principal amount of the then outstanding Notes of such affected series, to comply with any of the other agreements in the Indenture (other than those described above) and stating that such notice is a notice of default under the Indenture; provided that if such failure cannot be remedied within such 60-day period, such period shall be automatically extended by another 60 days so long as (i) such failure is subject to cure and (ii) the Operating Partnership is using commercially reasonable efforts to cure such failure; and provided further, that a failure to comply with any such other agreement in the Indenture that results from a change in generally accepted accounting principles shall not be deemed an event of default;

•	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership or the Partnership; and

•
the guarantee of the Partnership with respect to either series of the Notes ceases to be in full force and effect or is declared null and void in a judicial proceeding or the Partnership denies or disaffirms its obligations under the Indenture or such guarantee.

If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership occurs and is continuing, the principal amount of the Notes outstanding will become immediately due and payable without further action or notice on the part of the Trustee or any holders of the Notes. If an event of default related to payment occurs and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes outstanding of such affected series may declare the principal amount of such affected Notes and all accrued and unpaid interest to be due and payable. If any other default occurs and is continuing, holders of not less than a majority in aggregate principal amount of the Notes outstanding of such affected series may declare the principal amount of such Notes and all accrued and unpaid interest to be due and payable. Under certain circumstances, the holders of a majority in principal amount of such affected series of Notes outstanding may rescind any such acceleration with respect to such Notes and its consequences.
The description of the Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Base Indenture, the

Third Supplemental Indenture, the Sixth Supplemental Indenture, the form of the 2019 Notes and the form of the 2044 Notes, which are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On March 10, 2014, the Partnership issued a press release announcing the pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement dated March 10, 2014 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, DCP Midstream Operating, LP, and DCP Midstream Operating, LLC, and RBS Securities Inc., SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters

4.1*
Indenture, dated as of September 30, 2010, among DCP Midstream Operating, LP and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on September 30, 2010)

4.2*
Third Supplemental Indenture, dated as of June 14, 2012, by and among DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on June 14, 2012)

4.3	Sixth Supplemental Indenture, dated as of March 13, 2014, by and among DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A.

4.4	Form of 2.70% Senior Notes due 2019 with notation of Guarantee (included in Exhibit 4.3)

4.5	Form of 5.60% Senior Notes due 2044 with notation of Guarantee (included in Exhibit 4.3)

5.1	Opinion of Holland & Hart LLP

5.2	Opinion of Squire Sanders (US) LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1)

23.2	Consent of Squire Sanders (US) LLP (included in Exhibit 5.2)

99.1	Press Release dated March 10, 2014

* Previously filed

Cautionary Statement regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the intended use of Offering proceeds and other aspects of the Offering. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including the closing of the Transaction and other factors described in the prospectus supplement and accompanying prospectus for the Offering. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.
Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the Commission and in the prospectus supplement and related prospectus for the Offering. The forward-looking statements contained herein speak only as of the date of this report. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2014	DCP MIDSTREAM PARTNERS, LP

	By:	DCP MIDSTREAM GP, LP,
its General Partner

		By:	DCP MIDSTREAM GP, LLC,
its General Partner

			By:	/s/ Michael S. Richards
			Name:	Michael S. Richards
			Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement dated March 10, 2014 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, DCP Midstream Operating, LP, and DCP Midstream Operating, LLC, and RBS Securities Inc., SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters

4.1*
Indenture, dated as of September 30, 2010, among DCP Midstream Operating, LP and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on September 30, 2010)

4.2*
Third Supplemental Indenture, dated as of June 14, 2012, by and among DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A. (attached as Exhibit 4.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on June 14, 2012)

4.3	Sixth Supplemental Indenture, dated as of March 13, 2014, by and among DCP Midstream Operating, LP, DCP Midstream Partners, LP, and The Bank of New York Mellon Trust Company, N.A.

4.4	Form of 2.70% Senior Notes due 2019 with notation of Guarantee (included in Exhibit 4.3)

4.5	Form of 5.60% Senior Notes due 2044 with notation of Guarantee (included in Exhibit 4.3)

5.1	Opinion of Holland & Hart LLP

5.2	Opinion of Squire Sanders (US) LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1)

23.2	Consent of Squire Sanders (US) LLP (included in Exhibit 5.2)

99.1	Press Release dated March 10, 2014

*	Previously filed